DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear    Shareholder:

  We are pleased to report the performance for the Dreyfus Variable Investment Fund -- Quality Bond Portfolio. For the six-month reporting period ended June 30, 1998, the Portfolio produced a total return including share price changes and dividend income generated of 4.12%,* compared to 4.02% for the Merrill Lynch Domestic Master Index (Subindex D010) .** Income dividends paid from net investment income during the period amounted to $0.353 per share, representing an annualized distribution rate per share of 5.98%.***

ECONOMIC REVIEW

  In the first half of 1998, three main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates, but the U.S. economy cooled enough over the course of the half-year that no action was taken. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis late last year.

  A main influence on the U.S. economy in the first half of 1998 was Asian economic weakness. It had both positive and negative effects. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing and rising asset prices, including bonds, stocks and houses. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and rising prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector rather than the consumer sector. By midyear, the evidence of industrial weakness was clear-cut in response to a slowing of inventory accumulation and weakened exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing so rapidly that there were fears that the Federal Reserve might raise interest rates. This favorable shift in expectations about Fed policy was one reason for the rise in U.S. bond and stock prices. Another background factor was the increasing evidence of prospects for multi-year budget
surpluses    in    the    U.S.

MARKET ENVIRONMENT

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices have worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. Generally, there are several themes which have produced this optimism in the bond market. The first is that Japan may never put forth a credible financial package, which is a key element to ending the Asian crisis. Second, OPEC members may never actually adhere to any agreed-upon cutbacks in oil production, which should keep oil prices from rising. Also, many believe yields are considered too high on a global basis. On the domestic front, inflation generally is viewed as nonexistent. And, the manufacturing sector of the U.S. economy is already signaling much slower growth ahead.

  The 30-year Treasury bond traded in a range of 5.5% to 5.85% during the reporting period. Currently, the yield is at the lower end of that range. The above-mentioned themes have been talked about enough that one can assume that at the moment they are priced into yield levels and could cause yields to drop

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others could be impacted as well. The Japanese fiscal reform or policy change could have the biggest impact on the direction of the others. While we believe it will take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets may begin to assume that the worst is behind. This could in turn positively impact commodity prices as people anticipate a greater need in the future. The "zero inflation" scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' impact on commodity prices, it is likely that fewer people would be proclaiming
that    inflation    is    dead.

While only time will tell what will occur, the external pressure being exerted on Japan to reform seems great by any historical standards. It is our opinion that Japan may reform sooner than the markets are anticipating (albeit it could take years to work through), but we are less convinced about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

PORTFOLIO OVERVIEW

  In light of our apprehension for a continued bond market rally, we currently believe that a neutral stance in duration is warranted. Going forward, we anticipate that the target duration will be in the area of 4.5 years. Over the last 6 months ended June 30, 1998 the duration of the Fund has been as high as
5.0 years, which worked out well as rates declined over that time. Of course, we will have to see what develops and our approach is subject to change.

  During the reporting period, we positioned the Fund in an effort to take advantage of a flatter yield curve, which worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, 30-year Treasury bonds should underperform. (Inflation would eat away at longer maturities.) Or, if the economy really does slow down, we currently believe that the Fed would remove their tightening bias, which could help shorter maturity securities. Second, in economic slowdowns banks generally have tended to invest capital because loan demand slows. This could mean better buying of shorter dated securities.

  We  have  allocated  resources  to  "Treasury  Inflation Protected Securities"
(TIPS). TIPS represent value on a very simple basis: As of June 30, 1998 30-year Treasury bonds yielded 5.63%, and 30-year TIPS yielded 3.65%. Based on the rate of inflation as of June 30, 1998, we believe that TIPS provided better relative value as compared to 30-year Treasury bonds. We had a position of approximately 8% in this product as of June 30, 1998.

  The corporate security strategy has been to emphasize quality and liquidity. The credit cycle was about as good as a bond investor could wish for during the reporting period. The spread (the yield difference) between corporate securities and Treasuries was historically narrow. This spread had been narrowing for several years in coordination with improving company cash flows. In light of the global crisis, particularly in Asia, we believe that corporate earnings may have hit the peak of this cycle.

               Very truly yours,





               [Gerald E. Thunelius, signature logo]

               Portfolio Manager

July 23, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch Domestic Master Index (Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate
securities    rated    A    and    better.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                 Principal

Bonds and Notes--86.5%                                                                            Amount               Value
-------------------------------------------------------
                                                                                               ______________      _____________
Asset-Backed--3.0% California Infrastructure and Economic

                                        Development Bank:

                                           Special Purpose Trust SCE-1,

                                              Rate Reduction Ctfs.,
                                              Ser. 1997-1, Cl. A5, 6.28%, 2005                  $    750,000       $    764,801

                                           Special Purpose Trust SDG & E -1,

                                              Rate Reduction Ctfs.,

                                              Ser. 1997-1, Cl. A5, 6.19%, 2005                      1,000,000         1,009,375

                                    The Money Store Trust,

                                        Asset-Backed Ctfs.,

                                        Ser.1996-D, Cl. A-16, 7.11%, 2028                           1,322,578         1,335,804

                                                                                               ______________      _____________

                                                                                                                      3,109,980

                                                                                               ______________      _____________

                      Banking--3.7%  BT Capital Trust,

                                         Gtd. Sub. Capital Income Securities,

                                        Ser. B1, 7.90%, 2027                                        1,000,000         1,055,328

                                    Colonial Capital I,

                                        Gtd. Capital Securities, Ser. A, 8.92%, 2027                1,000,000         1,122,353

                                    Fuji Finance,

                                        Gtd. Floating Rate Notes, 6.425%, 2049                      2,000,000 (a)     1,600,000

                                                                                                ______________     _____________

                                                                                                                      3,777,681

                                                                                                ______________     _____________

       Commercial Mortgages--22.4%  277 Park Avenue Finance,

                                        Commercial Mortgage Pass-Through Ctfs.

                                        Ser. 1997-C1, Cl. A2, 7.68% 2007                            2,250,000 (b)     2,428,594

                                    Asset Securitization,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1997-D5, Cl. A1D, 6.85%, 2041                          2,000,000         2,095,000

                                    BTC Mortage Investors Trust,

                                        Mortage Pass-Through Ctfs.,

                                        Ser. 1997-S1, C1.B, 6.445%, 2009                            2,000,000 (b)     1,997,813

                                    DLJ Mortgage Acceptance,

                                        Mortgage Pass-Through Ctfs.:

                                           Ser. 1996-CF2, Cl. A-3, 7.38%, 2021                      2,000,000 (b)     2,103,750

                                           Ser. 1997-CF2, Cl. B-3, 6.99%, 2009                      1,000,000 (b)       984,687

                                    GS Mortgage Securities II,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-GLII, Cl. C, 6.966%, 2031                         2,000,000         2,031,875

                                    Merrill Lynch Mortgage Investors,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1995-C3, Cl. C, 7.342%, 2025                           2,200,000 (a)      2,289,375

                                    Mortgage Capital Funding,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-MC1, Cl. C, 6.947%, 2008                          3,000,000          3,088,125


DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Bonds and Notes (continued)                                                                         Amount             Value
-------------------------------------------------------                                          ______________     _____________
Commercial Mortgages (continued)  Nomura Asset Securities,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-D6, Cl. A-3, 6.98%, 2028                       $....3,000,000 (a)  $ 3,090,000

                                    Resolution Trust,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1994-C2, Cl. D, 8%, 2025                                2,760,412         2,833,412

                                                                                                 ______________     _____________

                                                                                                                      22,942,631

                                                                                                                    _____________

             Hotels & Motels--2.0%  Hyatt Equities, L.L.C.,

                                        Notes, 6.80%, 2000                                           2,000,000 (b)     2,031,370

                                                                                                 ______________     _____________

                   Industrial--.5%  Eastman Kodak,

                                        Deb., 9.95%, 2018                                              400,000           551,993

                                                                                                                    _____________

                   Insurance--1.1%  Equitable Life Assurance Society of the U. S.,

                                        Surplus Notes, 7.70%, 2015                                    1,000,000 (b)    1,117,169
                                    SunAmerica,

                                        Deb., 9.95%, 2012                                                13,000           16,573

                                                                                                                    _____________

                                                                                                                        1,133,742

                                                                                                                    _____________

                       Other--0.0%  City of New York,

                                        General Obligation Bonds, Ser. D, 10%, 2007                      25,000           28,500

                                                                                                                    _____________

              Pharmaceutical--3.1%  Bayer,

                                        Notes, 6.65%, 2028                                            3,000,000 (b)    3,123,312

                                                                                                                    _____________

                  Publishing--2.0%  A. H. Belo,

                                        Sr. Notes, 6.875%, 2002                                       2,000,000        2,056,742

                                                                                                                    _____________

                   Railroads--1.9%  Terminal Railroad Association,

                                        First Mortgage, 4%, 2019                                      2,601,000        1,966,359

                                                                                                                    _____________

Real Estate Investment Trusts--3.9% Crescent Real Estate Equities, L.P.,

                                        Notes, 6.625%, 2002                                           2,000,000 (b)    1,982,308

                                    Tanger Properties, Ltd.,

                                        Notes, 7.875%, 2004                                           2,000,000         2,037,768

                                                                                                                    _____________

                                                                                                                       4,020,076

                                                                                                                    _____________

      Residential Mortgages--15.7%  Chase Mortgage Finance,

                                        Multi-Class Mortgage Pass-Through Ctfs.,

                                        REMIC, Ser. 1998S3, Cl. B3, 6.50%, 2013                         675,000 (b)      626,906

                                    GE Capital Mortgage Services,

                                        REMIC Multi-Class Pass Through Ctfs.:

                                           Ser. 1996-14, Cl. 2B1, 7.25%, 2011                           772,661          789,081

                                           Ser. 1996-17, Cl. 2B1, 5%, 2011                              734,614          750,224

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Bonds and Notes (continued)                                                                           Amount            Value
-------------------------------------------------------                                           ______________    _____________
Residential Mortgages (continued)  Norwest Asset Securities,

                                        Mortgage Pass-Through Ctfs.,

                                           Ser. 1997-7, Cl. B-1, 7%, 2027                        $    1,978,518     $  2,002,577

                                           Ser. 1997-11, Cl. M, 7%, 2027                              2,485,985        2,531,044

                                           Ser. 1997-16, Cl. M, 6.75%, 2027                           1,489,418        1,517,345

                                           Ser. 1998-2, Cl. B-1, 6.50%, 2028                          2,995,703        2,947,024

                                    Residential Funding Mortgage Securities 1,

                                        Mortgage Pass-Through Ctfs.:

                                           Ser. 1997-S19, Cl. M-1, 6.50%, 2012                        1,694,525        1,695,122

                                           Ser. 1997-S19, Cl. M-2, 6.50%, 2012                        1,129,650        1,126,959

                                           Ser. 1997-S21, Cl. M-1, 6.50%, 2012                          979,849          980,195

                                           Ser. 1997-S21, Cl. M-2, 6.50%, 2012                          653,004          651,448

                                           Ser. 1998-NS1, Cl. B-1, 6.375%, 2009                         159,302          147,554

                                    PNC Mortgage Securities,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1997-3, Cl. 1B3, 7%, 2027                                  362,437          364,476

                                                                                                                   ______________

                                                                                                                      16,129,955

                                                                                                                    _____________

           Telecommunications--.5%  U.S. West Capital Funding,
                                      Gtd. Notes, 6.875%, 2028                                          500,000          503,997

                                                                                                                    _____________
                     Tobacco--2.0%  Philip Morris,


                                        Notes, 6.95%, 2001                                            2,000,000 (c)    2,067,488

                                                                                                                    _____________

    U.S. Government Agency/

            Mortgage-Backed--14.4%  Federal Home Loan Mortgage Association, REMIC Trust,

                                        Gtd. REMIC Pass-Through Ctfs.,

                                        Ser. 1916, Cl. PI, 7%, 12/15/2011

                                        (Interest Only Obligation)                                    4,183,746 (d)      920,633

                                    Federal National Mortgage Association:

                                        6.88%, 2/1/2028                                               1,395,746        1,406,214

                                        REMIC Trust:

                                           Gtd. REMIC Pass-Through Ctfs.:

                                              Ser. 1997-24, Cl IA, 7%, 1/18/2026
                                              (Interest Only Obligation)                              2,325,786 (d)      974,039

                                              Ser. 1993-20, Cl. GC, 7%, 9/25/2019

                                              (Interest Only Obligation)                              2,121,428 (d)      615,877

                                    Government National Mortgage Association I,

                                        8%, 9/15/2008                                                   818,448          850,671

                                    Government National Mortgage Association II,

                                        Adjustable Rate Mortage,

                                        5.50%, 5/20/2028                                              4,029,323        4,040,646

                                    Government National Mortgage Association REMIC Trust,

                                        Gtd. REMIC Pass-Through Securities:

                                           Ser. 1997-2, Cl. K, 7.50%, 1/20/2024                       3,300,000        3,409,098

                                           Ser. 1997-4, Cl. G, 7.50%, 11/16/2024                      2,500,000        2,573,350

                                                                                                                    _____________

                                                                                                                      14,790,528

                                                                                                                    _____________

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Bonds and Notes (continued)                                                                          Amount             Value
-------------------------------------------------------                                           ______________    _____________
U.S. Government Agency--.1%  FICO Coupon Strips,

                                        Ser. 1, Zero Coupon, 5/11/2000                             $      95,000     $    85,535

                                                                                                                    _____________

            U.S. Government--10.2%  U.S. Treasury Inflation Protection Securities,

                                        3.625%, 4/15/2028                                              5,000,000 (e)    4,964,631

                                    U.S. Treasury Notes,

                                        5.50%, 2/28/2003                                               5,500,000        5,498,284

                                                                                                                    _____________

                                                                                                                       10,462,915

                                                                                                                    _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $87,003,153)                                                          $  88,782,804

                                                                                                                    =============


Short-Term Investments--3.2%
-------------------------------------------------------

Agency Discount Note; Federal Home Loan Banks,

                                        5.85%, 7/1/1998

                                        (cost $3,225,000)                                          $   3,225,000    $  3,225,000
                                                                                                                    =============

TOTAL INVESTMENTS (cost $90,228,153)                                                                       89.7%    $ 92,007,804

                                                                                                                    =============

CASH AND RECEIVABLES (NET)                                                                                 10.3%    $ 10,584,431

                                                                                                                    =============

NET ASSETS                                                                                                100.0%     $102,592,235

                                                                                                                   =============
Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Variable rate security-interest rate subject to periodic change.

(b)Securities  exempt  from registration under Rule 144A of the Securities Act
 of   1933.   These  securities  may  be  resold  in  transactions  exempt  from registration,  normally  to  qualified  institutional buyers. At June 30, 1998, these securities amounted to $16,395,909 or 16.0% of net assets.

(c)Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.

(d)  Notional face amount shown.

(e)Variable rate security--base interest rate shown--adjustment to interest rate linked to the Consumer Price Index.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost               Value
                                                                                                ______________     ______________
ASSETS:                          Investments in securities--See Statement of Investments        $  90,228,153      $  92,007,804

                                 Cash                                                                                    803,719

                                 Receivable for investment securities sold                                             9,684,370

                                 Interest receivable                                                                     955,770

                                 Prepaid expenses and other assets                                                         8,565

                                                                                                                    _____________

                                                                                                                      103,460,228

                                                                                                                    _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             57,489

                                 Payable for investment securities purchased                                              627,787

                                 Payable for shares of Beneficial Interest redeemed                                       167,113

                                 Accrued expenses                                                                          15,604

                                                                                                                    _____________

                                                                                                                          867,993

                                                                                                                    _____________

NET ASSETS                                                                                                           $102,592,235

z                                                                                                                    =============


REPRESENTED BY:                  Paid-in capital                                                                     $ 99,195,957

                                 Accumulated undistributed investment income--net                                         498,242

                                 Accumulated net realized gain (loss) on investments                                    1,118,385

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                               1,779,651

                                                                                                                    _____________

NET ASSETS                                                                                                           $102,592,235

                                                                                                                    =============

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                         8,615,607

NET ASSET VALUE, offering and redemption price per share                                                                  $11.91

                                                                                                                         =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $3,159,859

EXPENSES:                        Investment advisory fee--Note 3(a)                               $   306,972

                                 Professional fees                                                     11,696

                                 Prospectus and shareholders' reports                                   8,814

                                 Custodian fees--Note 3(a)                                              8,039

                                 Registration fees                                                      3,784

                                 Trustees' fees and expenses--Note 3(b)                                   775

                                 Shareholder servicing costs                                              455

                                 Miscellaneous                                                          1,047

                                                                                                   ___________

                                    Total Expenses                                                                      341,582

                                                                                                                     ___________

INVESTMENT INCOME--NET                                                                                                2,818,277

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                          $   770,347

                                 Net unrealized appreciation (depreciation) on investments            267,511

                                                                                                   ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                1,037,858

                                                                                                                     ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $3,856,135

                                                                                                                     ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended

                                                                                       June 30, 1998           Year Ended

                                                                                         (Unaudited)       December 31, 1997

                                                                                       ________________    ___________________

OPERATIONS:
  Investment income--net                                                                $    2,818,277        $    4,512,320

  Net realized gain (loss) on investments                                                      770,347               630,840

  Net unrealized appreciation (depreciation) on investments                                    267,511             1,544,540

                                                                                          _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          3,856,135             6,687,700

                                                                                          _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (2,383,911)           (4,588,351)

  Net realized gain on investments                                                            --                    (579,245)

                                                                                          _____________         _____________

    Total Dividends                                                                         (2,383,911)           (5,167,596)

                                                                                          _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             17,834,869            29,770,049

  Dividends reinvested                                                                       2,383,911             5,167,612

  Cost of shares redeemed                                                                   (7,391,107)           (9,101,449)

                                                                                          _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 12,827,673            25,836,212

                                                                                          _____________         _____________

       Total Increase (Decrease) in Net Assets                                              14,299,897            27,356,316

NET ASSETS:

  Beginning of Period                                                                       88,292,338            60,936,022

                                                                                          _____________         _____________

  End of Period                                                                           $102,592,235         $  88,292,338

                                                                                          =============         =============


Undistributed investment income--net                                                      $    498,242         $      63,876

                                                                                          _____________         _____________

                                                                                             Shares                Shares

                                                                                          _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                1,509,419             2,571,613

  Shares issued for dividends reinvested                                                       202,458               447,867

  Shares redeemed                                                                             (625,903)             (789,293)

                                                                                          _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                            1,085,974             2,230,187

                                                                                          =============         =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                              Six Months Ended

                                June 30, 1998     Year Ended December 31,

                                              __________________________________
___________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995      1994       1993

                                                          __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                     $11.73          $11.50     $11.81    $10.53     $11.81     $10.94

                                                            ______          ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                     .40              .73        .66       .68        .73        .76

   Net realized and unrealized gain (loss)
       on investments                                         .13              .32      (.31)      1.42     (1.27)        .88

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations                           .53             1.05        .35      2.10      (.54)       1.64

                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                     (.35)            (.73)      (.66)     (.69)      (.73)      (.76)

   Dividends from net realized gain on investments             --             (.09)        --      (.13)      (.01)      (.01)

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                       (.35)            (.82)      (.66)     (.82)      (.74)      (.77)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                           $11.91          $11.73     $11.50     $11.81    $10.53     $11.81

                                                            ______          ______     ______     ______    ______     ______

                                                            ______          ______     ______     ______    ______     ______

TOTAL INVESTMENT RETURN                                       8.31%(1)        9.42%      3.13%     20.42%    (4.59%)    15.33%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets           .72%(1)         .75%       .79%      .81%        --         --

   Ratio of interest expense to average net assets              --             .02%         --        --        --         --

   Ratio of net investment income
       to average net assets                                  5.97%(1)        6.27%      5.86%     6.13%      7.03%      6.51%

   Decrease reflected in above expense ratios
       due to undertakings by The Dreyfus Corporation          --              --         --       .04%       1.20%      3.51%

   Portfolio Turnover Rate                                  151.31%(2)      374.76%    258.36%   263.53%     64.80%    110.62%

   Net Assets, end of period (000's Omitted)              $102,592         $88,292    $60,936   $37,447    $13,244     $4,706
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (" Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINES OF CREDIT:

  The Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 1998 the Series did not borrow under either line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus  Transfer, Inc. a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1998, the Series was charged $8,039 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $136,325,885 and $137,805,534, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $1,779,651, consisting of $2,095,781 gross unrealized appreciation and $316,130 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[reg.tm]
[reg.tm]

DREYFUS VARIABLE INVESTMENT FUND,

QUALITY BOND PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              120SA986

Variable

Investment Fund,

QUALITY BOND

PORTFOLIO

Semi-Annual

Report

June 30, 1998